CLEARSIGN COMBUSTION CORPORATION

2013 CONSULTANT STOCK PLAN

ClearSign Combustion Corporation, a corporation organized under the laws of the State of Washington, hereby adopts this 2013 Consultant Stock Plan.

PURPOSE OF PLAN

WHEREAS, the purpose of this 2013 Consultant Stock Plan is to advance the interests of the ClearSign Combustion Corporation by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of ClearSign Combustion Corporation.

TERMS AND CONDITIONS OF PLAN

1. DEFINITIONS.

Set forth below are definitions of capitalized terms which are generally used throughout this Plan, or references to provisions containing such definitions:

(a) Affiliate - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

(b) Award - The term "Award" is defined as any Award Shares granted under this Plan.

(c) Award Shares - The term "Award Shares" is defined as shares of Common Stock granted by the Plan Committee in accordance with Section 5 of this Plan.

(d) Board - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

(e) Common Stock - The term "Common Stock" is defined as the Company's common stock, par value $0.0001.

(f) Company - The term "Company" is defined as ClearSign Combustion Corporation.

(g) Eligible Person - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, including services rendered in connection with the raising of capital, investor relations or stock promotional activities. No officer, director or employee of the Company is or can be an Eligible Person.

(h) Fair Market Value - The term "Fair Market Value" means the fair market value as of the applicable valuation date of the Award Shares or other shares of Common Stock, as the case may be, to be valued (the "Subject Shares"), determined in accordance with the following principles:

(i) If the Common Stock is traded on a stock exchange on the date in question, then the Fair Market Value of the Subject Shares will be equal to the closing sale price of Common Stock on the principal exchange on which the Common Stock is then trading, or, if Common Stock is not traded on such date, then on the next preceding trading day during which a sale occurred;

(ii) If the Common Stock is traded over-the-counter on the date in question, then the Fair Market Value of the Subject Shares will equal the last sales price or the average of the closing bid and asked price (in all other cases) for the Common Stock on such date as reported by the over-the-counter quotation system;

(iii) If the Common Stock is not publicly traded on an exchange and is not quoted on the over-the-counter quotation system, then the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate;

(iv) If the Subject Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair their value including, without limitation, those conditions more particularly described in Section 6, then the Fair Market Value of the Subject Shares shall be subject to such discount to reflect such impairments to value as the Plan Committee may, in its sole discretion and without obligation to do so, determine to be appropriate; and

(v) Anything in Subsections (i) through (iv) above to the contrary, in no circumstances shall the Fair Market Value of the Subject Shares be less than its par value.

(i) Issued Shares - The term "Issued Shares" is defined as shares of Common Stock issued pursuant to the terms of this Plan.

(j) Person - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individuals or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

(k) Plan - The term "Plan" is defined as this 2013 Consultant Stock Plan.

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(l) Plan Committee - The term "Plan Committee" is defined in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

(m) Restricted Shares - The term "Restricted Shares" is defined as Award Shares that are subject to restrictions as more particularly set forth in Section 6 of this Plan.

(n) Recipient - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

(o) Securities Act - The term "Securities Act" is defined as the Securities Act of 1933, as amended.

2. TERM OF PLAN.

This Plan shall be effective as of such time and date as this Plan is adopted by the Board and shall continue until the Plan is terminated in accordance with Section 10(a) below; provided, however, that the provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

3. PLAN ADMINISTRATION.

The Plan shall be administered and interpreted by the Compensation Committee of the Board (the "Plan Committee"), provided, however, if there is no Compensation Committee of the Board, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder. The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

(i) Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

(ii) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

(iii) Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate and necessary including, without limitation, any vesting conditions described in Section 6 placed upon grants of Award Shares;

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(iv) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; the interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated; and

(v) Delegate all or a portion of its authority under subsections (i) through (iii) of this Section 3 to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

4. STOCK AVAILABLE FOR AWARDS.

(a) Number of Shares Available for Awards. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as grants of Award Shares shall not exceed 75,000 shares of Common Stock; provided, however, that such number shall be increased by any Restricted Shares which are granted and are subsequently forfeited by the holders thereof.

(b) Increase in Number of Shares Available. The maximum aggregate number of Shares that may be granted under the Plan will be increased effective the first day of each of the Company’s fiscal quarters, beginning with the fiscal quarter commencing April 1, 2013, (the “Adjustment Date”) by an amount equal to the lesser of:

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(i) one percent (1%) of the difference between the number of shares of Common Stock outstanding on the applicable Adjustment Date and the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date; or

(ii) such lesser number of Shares as may be determined by the Board.

5. AWARD SHARES.

(a) Grant. The Plan Committee may from time to time, and subject to the provision of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

(b) Purchase Price and Manner of Payment. The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

(vi) as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant; and

(vii) as "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), shall be the Fair Market Value of such Award Shares on the date of grant.

6. RESTRICTED SHARES.

(a) Vesting Conditions; Forfeiture of Unvested Shares. The Plan Committee may subject or condition the grant of Issued Shares (hereinafter referred to as "Restricted Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Restricted Shares as the Plan Committee, in its sole discretion, may deem appropriate. In the event the Recipient does not satisfy such vesting conditions, the Company may require the Recipient to forfeit such unvested Restricted Shares. All vesting conditions imposed on the grant of Restricted Shares shall be set forth in either a written consulting agreement or a separate written restricted stock agreement, executed by the Company and the Recipient on or before the time of the grant of such Restricted Shares, stating the number of said Restricted Shares subject to such conditions and further specifying the vesting conditions. If no vesting conditions are expressly provided in the underlying consulting agreement or in a separate restricted stock agreement, the Issued Shares shall not be deemed to be Restricted Shares, and will not be required to be forfeited. Any grant of Restricted Shares shall be subject to the following limitations:

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(i) In no case shall such vesting conditions require continued provision of services or attainment of goals, as the case may be, subsequent to the grant of Restricted Shares, for a period of time which exceeds 5 years from the date of grant, or on a cumulative incremental percentage basis which is less than 20% per year; and

(ii) In no case shall the Recipient be required to forfeit any vested Restricted Shares.

(b) Restrictive Legend. Until such time as all conditions placed upon Restricted Shares lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Restricted Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate. The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Restricted Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Plan Committee shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Restricted Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse. The Company shall remove the legend with respect to any Restricted Shares which become vested.

(c) Stockholder Rights. The Recipient of Restricted Shares shall have all rights or privileges of a stockholder of the Company with respect to the Restricted Shares notwithstanding the terms of this Section 6 and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Restricted Shares.

7. REGISTRATION OF ISSUED SHARES.

(a) Registration or Exemption from Registration. Unless expressly stipulated in the underlying consulting agreement or other separate agreement, in no event shall the Company be required at any time to register the Issued Shares under the Securities Act or to register or qualify the Issued Shares under the securities laws of any state or territory. In the event the Company is not required to register or qualify the Issued Shares, the Issued Shares shall be issued in reliance upon such exemptions from registration or qualification under federal and state securities laws, as the case may be, that the Company and its legal counsel, in their reasonable discretion, shall determine to be appropriate.

If requested by the Company, the Recipient shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of the exemptions from federal or state registration or qualification which it is relying upon, or with all applicable rules and regulations of any applicable securities exchanges.

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In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from federal or state registration or qualification which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Issued Shares until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability with respect to its inability to issue or sell the Issued Shares.

(b) Legend. In the event the Company delivers unregistered shares, the Company reserves the right to place a restricted legend on the share certificate or certificates to comply with the Securities Act and any state and territory securities laws or any exemption from registration or qualification thereunder which is being relied upon by the Company.

8. ADJUSTMENTS.

(a) Subdivision or Stock Dividend. If outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance under the Plan or subject to an Award shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance under the Plan or subject to an Award shall, simultaneously with the effectiveness of such combination, be proportionately decreased.

(b) Adjustments Determined in Sole Discretion of Board. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Committee, whose determination in that respect shall be final, binding and conclusive.

(c) No Other Rights to Recipient. Except as expressly provided in this Section 8, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

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9. PERFORMANCE ON BUSINESS DAY.

In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

10. AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

(a) Amendment, Modification or Termination of Plan. With the approval of the shareholders, the Board may amend the Plan. The Board may suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of the Recipient affected thereby.

(b) Modification of Restricted Share Vesting Conditions. Subject to the terms and conditions and within the limitations of this Plan, including vesting conditions, the Plan Committee may modify the conditions placed upon the grant of any Restricted Shares, provided, however, no modification of any conditions placed upon Restricted Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Restricted Shares.

(c) Compliance with Laws. The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements, provided, however, that no such modification may, without the consent of the holder thereof, adversely alter or impair his or her rights with respect to such Award Shares.

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